UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  use of the Commission only (as permitted by Rule 14a-6
      (e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  under  Rule  14a-12

                        ORBIT  INTERNATIONAL  CORP.
                         ---------------------------
         (Name  of  Registrant  as  Specified  in  Its  Charter)

                                      SAME
                                      ----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                   ORBIT INTERNATIONAL CORP.
                       80  CABOT  COURT
                 HAUPPAUGE,  NEW  YORK  11788


     NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 18, 2008, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2008.

3.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 12, 2008, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


MARK  TUBLISKY
Secretary
Hauppauge,  New  York
May  12,  2008

                             ORBIT INTERNATIONAL CORP.
                                   80 CABOT COURT
                             HAUPPAUGE, NEW YORK 11788

                                 (631) 435-8300
                             ______________________

                                PROXY STATEMENT
                             ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 18, 2008, at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, and any adjournment thereof. This proxy material is being mailed to stockholders commencing on or about May 12, 2008.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One-third of the outstanding shares of the Company's common stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not affect the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the ratification of the appointment of McGladrey & Pullen, LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     At the close of business on May 12, 2008, there were 4,723,753 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 12, 2008, are entitled to notice of, and to vote at, the Annual Meeting.

REVOCABILITY OF PROXY

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposal 2.

                             PROPOSAL  1

                       ELECTION  OF  DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The maximum number of directors is currently fixed at eight, and the number of directors is currently eight. The Company has nominated eight persons consisting of Dennis Sunshine, Bruce Reissman, Mitchell Binder, Robert Mitzman, Bernard Karcinell, Lee Feinberg, Sohail Malad and Fredric Gruder, each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, "Security Ownership of Certain Beneficial Owners and Management," for information pertaining to stock ownership by the nominees and executive officers of the Company.


Name of Nominee         Age       Independent     Position
---------------         ---       -----------     --------

Dennis Sunshine          61           No          President, Chief Executive
                                                  Officer and Director

Bruce Reissman           58           No          Executive Vice President,
                                                  Chief Operating Officer
                                                  and Director

Mitchell Binder          52           No          Executive Vice President,
                                                  Chief Financial Officer
                                                  and Director

Richard A. Hetherington  53           No          President and Chief Operating
                                                  Officer of Tulip Development
                                                  Laboratory, Inc.

Kenneth J. Ice           46           No          President and Chief Operating
                                                  Officer of Integrated Combat
                                                  Systems

Mark Tublisky            69           No          Secretary (President,
                                                  Behlman Electronics, Inc.)

David Goldman            38           No          Treasurer and Controller

Robert Mitzman           53          Yes          Director

Bernard Karcinell        69          Yes          Director

Lee Feinberg             61          Yes          Director

Sohail Malad             33          Yes          Director

Fredric Gruder           62          Yes          Director

BIOGRAPHICAL  INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to February 1995 and Director of Sales and Marketing from 1976 to April 1988.

     Mitchell Binder has been Executive Vice President of the Company since 2006, Vice President-Finance from 1986 to 2006 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995.

Richard A. Hetherington has been President and Chief Operating Officer of Tulip Development Laboratory, Inc. ("Tulip") and TDL Manufacturing, Inc. since their acquisition by the Company on April 4, 2005. Prior thereto, he had been Chief Executive Officer of Tulip since 1988.

Kenneth  J.  Ice  has  been  President and Chief Operating Officer of Integrated
Consulting Services, Inc. d/b/a Integrated Combat Systems ("ICS") since its acquisition by the Company on December 31, 2007. Prior thereto, he had been Chief Executive Officer of ICS since 1995.

Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc. from 1969 to 1996, including General Manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Goldman has been Treasurer of the Company since June 2004 and Controller since April 2003. Prior thereto, he was Assistant Controller of Frequency
Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     Robert Mitzman has been a director of the Company since July 2007. Since 1981, Mr. Mitzman has been the President and Chief Executive Officer of Quick International Courier ("Quick"), a provider of worldwide customized high-priority transportation services including warehousing, logistics and fulfillment services with offices in nine U.S. cities as well as London and Singapore. Quick has 600 full-time employees, 5000 service partners worldwide and conducts business on six different continents. Mr. Mitzman also serves on the Board of Directors of Parlux Inc. and Esquire Bank.

     Bernard Karcinell has been a director of the Company since 2000. Mr. Karcinell is a practicing certified public accountant licensed in Florida since 1989. He also acts as a financial advisor to several individuals and corporations. Prior thereto, he was a Partner at KPMG LLP and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

     Lee Feinberg has been a director of the Company since February 2004. Mr. Feinberg is currently a Managing Director of UBS Financial Services Inc. and has functional responsibility as the Head of Corporate Employee Financial Services. Mr. Feinberg has been with UBS Financial Services, formerly PaineWebber, since 1987.

Sohail Malad has been a director of the Company since July 2007. Since 2006, Mr. Malad has been a founder and partner of Monarch Activist Partners LP ("Monarch") based in San Diego, CA, which owns in excess of 5% of the outstanding shares of the Company. From 2004 through 2006, Mr. Malad was a consultant with the Los Angeles office of the Boston Consulting Group and from 2003 through 2004, he was a manager for investments and business development for the American Express Company.

Fredric Gruder has been a director of the Company since March 2008. Mr. Gruder, an attorney at law, has been a sole practitioner since December 2001. He specializes in mergers and acquisitions and corporate/securities law. He is a graduate of Yale Law School and from July 1998 through July 2006, served on the Board of Directors of Harvey Electronics, Inc., a specialty retailer and custom installer of high quality audio/video consumer electronics and home theater products.

There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.

INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors (the "Board") held six (6) meetings and conducted other business by unanimous written consent during the fiscal year ended December 31, 2007. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board. Pursuant to the terms of the Company's acquisition of Tulip Development Laboratory, Inc. ("Tulip"), Richard
A. Hetherington, Tulip's President and Chief Operating Officer, is entitled to attend all Board meetings.


The Company's 2007 annual meeting was attended by four of the Company's six directors. Attendance at the Company's annual meetings is strongly encouraged, however, is not mandatory.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

     The Board has established an audit committee, nominating and corporate governance committee, and a compensation committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board.

Audit  Committee

The Audit Committee of the Board currently consists of Bernard Karcinell, Lee Feinberg, Robert Mitzman, Sohail Malad and Fredric Gruder, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Board has determined that Bernard Karcinell is an "audit committee financial expert" as defined by the laws of the Securities and Exchange Commission ("SEC"). The Audit Committee held nine (9) meetings during the fiscal year ended December 31, 2007. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Chief Financial Officer and Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to the rules mandated by the SEC and the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Company's Audit Committee Charter accompanies the Company's proxy statement filed on May 1, 2006 as Appendix A thereto.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, held two (2) meetings during the fiscal year ended December 31, 2007 and currently consists of Lee Feinberg, Bernard Karcinell, Robert Mitzman, Sohail Malad and Fredric Gruder, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies the Company's proxy statement filed on April 28, 2004 as Appendix A thereto.

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -     Broad experience; diversity,
     -     Wisdom and integrity,
     -     Judgment and skill,
     -     Understanding of the Company's business environment,
     - Experience with businesses and other organizations of comparable size,
     -     Ability to make independent analytical inquiries,
     - The interplay of the candidate's experience with the experience of other Board members,
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and
     -     Willingness  to  devote  adequate  time  to  the  Board.

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

The Compensation Committee of the Board currently consists of Fredric Gruder, Bernard Karcinell and Sohail Malad, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Compensation Committee held one (1) formal meeting and met from time to time on an informal basis during the fiscal year ended December 31, 2007. The Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group. The Compensation Committee is currently reviewing and approving financial measures and targets for annual incentive plans under employment agreements for the three senior executive officers of the Company entered into in January 2008. During 2006 and 2007, the Compensation Committee utilized the services of a compensation consultant in the process of creating new employment contracts for the three executive officers.

Policies And Procedures Regarding Related Party Transactions

     The Company has established conflict of interest policies, to which all directors, executive officers and key employees are subject. They are required to disclose to the Company's Chief Compliance Officer in writing each outside relationship, activity and interest that creates a potential conflict of interest. All directors, executive officers and other key employees are required to disclose in writing each year whether they are personally in compliance with such policy. In addition each director and executive officer is required to complete an annual questionnaire which calls for disclosure of any transactions in which the Company is or is to be a participant, on the one hand, and in which such director or executive officer or any member of his family has a direct or indirect material interest, on the other. The Board of Directors is of the opinion that these procedures are sufficient to allow for the review, approval or ratification of any transactions with related persons that would be required to be disclosed under applicable SEC rules.

Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and respond to complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. Any employee of the Company may report concerns regarding these matters in the manner specified in the Company's Whistle Blower Policy which is posted at the Company's Hauppauge facility. A printed copy of the Company's Whistle Blower Policy will be provided to any shareholder upon request to the Company at 80 Cabot Court, Hauppauge, New York 11788, or by telephone
(631)  435-8300.




                         REPORT OF THE AUDIT COMMITTEE

     Management has the primary responsibility for the integrity of the Company's financial information and the financial reporting process, including the system of internal control over financial reporting. McGladrey & Pullen, LLP ("M&P"), the Company's independent registered public accounting firm, is responsible for conducting an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the financial statements based upon the audit. The Audit Committee is responsible for overseeing the conduct of these activities by management and M&P.


     As part of its oversight responsibility, the Audit Committee has reviewed and discussed the audited financial statements and the adequacy of financial controls with management and M&P. The Audit Committee also has discussed with M&P the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from M&P required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with M&P that firm's independence.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.


Members of the Audit Committee

BERNARD KARCINELL
LEE FEINBERG
ROBERT MITZMAN
SOHAIL MALAD
FREDRIC GRUDER


THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth, with respect to the Company's fiscal years ended December 31, 2007 and December 31, 2006, all compensation earned by each person who is required to be listed pursuant to Item 402(m)(2) of Regulation S-K.




                                                                                            NON-EQUITY
NAME AND                                                       STOCK            OPTION    INCENTIVE PLAN   ALL OTHER
PRINCIPAL POSITION                                  BONUS($)   AWARDS            AWARDS      COMPENSATION   COMPENSATION   TOTAL
                            YEAR        SALARY ($)             ($)(1)(2)          ($)         ($)(3)         ($)(4)       ($)
--------------------        ----------  ----------  -------   ---------------  ----------  -------------  -------------  --------
Dennis Sunshine                   2007     423,000         0          50,000            0        95,400         78,526    646,926
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
President and Chief               2006     413,000         0          50,000            0        87,000         74,500    624,500
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Executive Officer
--------------------------


Bruce Reissman                    2007     412,000         0          54,405            0        95,400         33,125    594,930
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Executive Vice President,         2006     402,000         0          76,000            0        87,000         33,144    598,144
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Chief Operating Officer
--------------------------


Mitchell Binder                   2007     318,000         0          50,000            0        47,700         31,269    446,969
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Executive Vice President,         2006     310,000         0          50,000            0        43,000         30,191    433,191
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Chief Financial Officer
--------------------------


Mark Tublisky                     2007     190,000         0               0            0        28,300         13,611    231,911
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Secretary (President,             2006     174,000         0               0            0        23,000         12,879    209,879
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Behlman Electronics, Inc.)
--------------------------


Richard Hetherington              2007     378,000         0               0            0             0         11,839    389,839
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
President, Tulip                  2006     364,000         0               0            0             0         10,993    374,993
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Development Laboratory, Inc.




(1) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of Common Stock, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares, which vested at October 13, 2007 and (ii) 9,375 shares, which vest each year for the years October 13, 2008 through October 13, 2014.

(2) In February 2004, Mr. Reissman received 12,500 shares of Common Stock, valued at $6.42 per share, the fair market value of the stock on the date of grant. The shares vested, as follows: (i) 4,167 shares at February 24, 2005 and 2006 and (ii) 4,166 shares at February 24, 2007.

(3) Non-Equity Incentive Plan Compensation consists of the accrued incentive bonus on pre-tax income as defined in each executive's employment agreement. Mr. Hetherington was eligible to participate in a bonus pool based on the profitability of Tulip in 2007 but elected to have it distributed to Tulip's employees.

(4)     See  the  All Other Compensation Table below for additional information.


ALL  OTHER  COMPENSATION  TABLE

The following table describes each component of the All Other Compensation in the Summary Compensation Table.




                                              LIFE                   LONG TERM    LONG TERM   MEDICAL
                               401(K) PLAN    INSURANCE  CAR LEASE/  DISABILITY   CARE        REIMBURSEMENT
NAME OF EXECUTIVE              CONTRIBUTIONS  PREMIUMS   CAR USAGE   PREMIUM      PREMIUM     PLAN                TOTAL
----------------             --------------  --------   ---------    ----------  -----------  -------------   -----------
                     2007   $        4,400    $ 33,066  $    22,200  $     4,961  $    7,446  $        6,453     $78,526
D. Sunshine          2006   $        4,400    $ 33,066  $    17,979  $     4,961  $    7,446  $        6,648     $74,500
--------------------------  --------------  ------------------------  -----------  -----------    ----------   ----------
                     2007   $        4,400    $  6,650  $    10,745  $     3,626  $    4,478  $        3,226     $33,125
B. Reissman          2006   $        4,400    $  6,650  $    10,744  $     3,523  $    4,478  $        3,349     $33,144
--------------------------  --------------  ------------------------  -----------  -----------    ----------   ----------
                     2007   $        4,400    $  4,450  $    11,374  $     4,798  $    3,021  $        3,226     $31,269
M. Binder            2006   $        4,318    $  4,450  $    10,255  $     4,798  $    3,021  $        3,349     $30,191
--------------------------  --------------  ------------------------  -----------  -----------    ----------   ----------
                     2007   $        3,185        -     $     7,200            -           -  $        3,226     $13,611
M. Tublisky          2006   $        2,330        -     $     7,200            -           -  $        3,349     $12,879
--------------------------  --------------  ------------------------  -----------  -----------    ----------   ----------
                     2007   $        5,846        -     $     5,993            -           -             -       $11,839
R. Hetherington      2006   $        5,000        -     $     5,993            -           -             -       $10,993




GRANTS OF PLAN-BASED AWARDS IN 2007

     None.

Employment  Agreements

On December 11, 2007, Orbit's board of directors (the "Board") provided its approval for the Company to enter into employment agreements with its senior management, which went into effect on January 1, 2008. The full texts of the Employment Agreements are filed as Exhibits to the Company's Current Report on Form 8-K for December 11, 2007 and are incorporated herein by reference. The following discussion provides a summary of the material terms of the Employment Agreements, which discussion is qualified in its entirety by reference to the entire text of the Employment Agreements.

The  Sunshine  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Dennis Sunshine, its Chief Executive Officer (the "Sunshine Employment Agreement"). The Sunshine Employment Agreement provides for an annual base salary of $449,000 ("Base Salary"). The term of the agreement is for three years commencing on January 1, 2008 (the "Term"). Mr. Sunshine is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Sunshine could receive up to 100% of his Base Salary, with an annual target incentive of 50% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Sunshine shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Sunshine would be entitled to receive cash, shares or options (with a three year vesting schedule) to purchase the Company's stock with a value of $125,000 annually during the Term. In addition, Mr. Sunshine may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's Compensation Committee, at its sole discretion. Mr. Sunshine is entitled to receive other benefits under his employment agreement including reimbursement of country club fees and vehicle expenses.. During the Term, the Company shall maintain life insurance on Mr. Sunshine in the amount of one million dollars.

     If the Company decides not to extend Mr. Sunshine's employment agreement beyond the Term, terminates Mr. Sunshine without Cause, or Mr. Sunshine resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Sunshine shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Sunshine shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Sunshine is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of three years following the termination of the Term of Mr. Sunshine's employment with the Company.

The  Binder  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Mitchell Binder, its Chief Financial Officer and Executive Vice President - Finance (the "Binder Employment Agreement"). The Binder Employment Agreement is substantially similar to the Sunshine Employment Agreement. The following discussion provides a summary of the material terms of the Binder Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Binder Employment Agreement.

     The Binder Employment Agreement provides for an annual base salary of $300,600 ("Base Salary"). The term of the agreement is for two years commencing on January 1, 2008 (the "Term"). Mr. Binder is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Binder could receive up to 37.5% of his Base Salary, with an annual target incentive of 25% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Binder shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Binder would be entitled to receive cash, shares or options (with a two year vesting schedule) to purchase the Company's stock with a value of $15,000 annually during the Term. In addition, Mr. Binder may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's Compensation Committee, at its sole discretion. Mr. Binder is entitled to receive other benefits under his employment agreement including vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Binder in the amount of one million dollars.

     If the Company decides not to extend the agreement beyond the Term, terminates Mr. Binder without Cause, or Mr. Binder resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Binder shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Binder shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Binder is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of two years following the termination of the Term of Mr. Binder's employment with the Company.

The  Reissman  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Bruce Reissman, the Chief Operating Officer and Executive Vice President (the "Reissman Employment Agreement). The Reissman Employment Agreement is also substantially similar to the Sunshine Employment Agreement. The following discussion provides a summary of the material terms of the Reissman
Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Reissman Employment Agreement.

     The Reissman Employment Agreement provides for an annual base salary of $389,300 ("Base Salary"). The term of the agreement is for three years commencing on January 1, 2008 (the "Term"). Mr. Reissman is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Reissman could receive up to 52.5% of his Base Salary, with an annual target incentive of 35% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Reissman shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Reissman would be entitled to receive cash, shares or options (with a three year vesting schedule) to purchase the Company's stock with a value of $37,500 annually during the Term. In addition, Mr. Reissman may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's
Compensation Committee, at its sole discretion. Mr. Reissman is entitled to receive other benefits under his employment agreement including reimbursement of country club fees and vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Reissman in the amount of one million dollars.

     If the Company decides not to extend Mr. Reissman's employment agreement beyond the Term, terminates Mr. Reissman without Cause, or Mr. Reissman resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Reissman shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Reissman shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Reissman is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of three years following the termination of the Term of Mr. Reissman's employment with the Company.




     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2007

The table on the following page summarizes, for each of the executive officers named in the Summary Compensation Table, grants of stock options and restricted stock outstanding at December 31, 2007. The market value of the stock awards is based on the closing market price of our stock on December 31, 2007 which was $8.64.



                                           OUTSTANDING EQUITY AWARDS AT YEAR-END

                                    OPTION AWARDS                                         STOCK AWARDS (A)
                          -------------------------------------           -------------------------------------------------



                 Option                                 Option   Option     Stock       Number of   Market      Equity      Value of
                 Grant            #           #         Exercise Expiration Award       Shares      Value       Incentive   Unearned
                 Date       Exercisable  Unexercisable  Price    Date       Date        Not Vested  Not Vested  Plan Awards Shares
                 ---------  -----------  -------------  ------   ---------  ----------  ----------  -----------  ---------- ------

D. Sunshine      1/25/2001       70,313         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014                                           -          -
                                                                            10/13/2004     65,625  $   567,000

B. Reissman      1/25/2001       66,563         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014                                            -          -
                                                                            10/13/2004     65,625  $   567,000

M. Binder        3/27/2000      140,251         -       $ 1.92   3/27/2010
                 1/25/2001       29,944         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014
                                                                            10/13/2004     65,625  $   567,000        -          -

M. Tublisky      7/29/2003        8,438         -       $ 4.51   7/29/2013         -           -            -         -          -


R. Hetherington                       -         -         -           -            -           -            -         -          -


(A) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of Common Stock, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares, which vested at October 13, 2007 and (ii) 9,375 shares, which vest each year for the years October 13, 2008 through October 13, 2014.

       OPTION EXERCISES AND STOCK VESTED

This table provides information about any options that were exercised, or any stock that vested in 2007.


                            OPTION AWARDS                   STOCK AWARDS

                      # OF SHARES      VALUE       # OF SHARES         VALUE
                      ACQUIRED      REALIZED ON     ACQUIRED ON     REALIZED ON
  NAME OF EXECUTIVE   ON EXERCISE     EXERCISE        VESTING        VESTING
  -----------------   -----------     --------        -------       -----------
  D. Sunshine              -              -           28,125         $258,750

  B. Reissman              -              -           28,125         $258,750

  M. Binder              16,000      $107,917         28,125         $258,750

  M. Tublisky               -            -              -                -

  R. Hetherington           -            -              -                -


                           COMPENSATION OF DIRECTORS


     Directors of the Company who are not employed by the Company receive director fees of $2,000 per quarter. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. The following table sets forth compensation paid to each non-employee director during 2007:

                                       Stock     Non-Equity  All
                Fees Earned or  Stock  Option    Incentive   Other
Name            Paid in Cash    Awards Awards(1) Plan Comp.  Compensation  Total
-----           ------------    ------ --------  ---------    -----        -----

H. William Coogan(2) $3,140        -    $  -           -        -         $3,140
Lee Feinberg         $8,000        -    $ 4,900        -        -        $12,900
Bernard Karcinell    $8,000        -    $ 4,900        -        -        $12,900
Sohail Malad         $4,000        -    $ 9,764        -        -        $13,764
Robert Mitzman       $4,000        -    $ 9,764        -        -        $13,764
Arthur  Rhein (3)    $8,000        -    $ 4,900        -        -        $12,900

(1) Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee directors are entitled to an initial grant of 2,064 shares upon first election or appointment to the Board and annual grants of options to purchase 1,250 shares of Common Stock. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123R, which was equal to the grant date fair value of the options.

(2)     Resigned  May  22,  2007.

(3)     Resigned  January  31,  2008.


As of December 31, 2007, each person that served as a director during 2007 held the following outstanding options to purchase Common Stock:

                                                      Option           Option
                   Number  of  Securities          Exercise  Price     Grant
 Name           Underlying  Outstanding  Options        ($)             Date
-------         --------------------------------   --------------  -----------
H.  William  Coogan          2,604                     9.28          4/18/06


Lee  Feinberg                2,604                     6.42          2/24/04
                             1,250                     5.96          6/25/04
                             1,250                     8.78          6/24/05
                             1,250                     7.11          6/23/06
                             1,250                     9.07          6/22/07

Bernard  Karcinell           2,604                     2.04           8/7/00
                               520                     1.05          6/29/01
                               520                     3.01          6/28/02
                               520                     3.70          6/27/03
                             1,250                     5.96          6/25/04
                             1,250                     8.78          6/24/05
                             1,250                     7.11          6/23/06
                             1,250                     9.07          6/22/07


Arthur  Rhein                2,604                     5.25           8/4/04
                             1,250                     8.78          6/24/05
                             1,250                     7.11          6/23/06
                             1,250                     9.07          6/22/07

Robert  Mitzman              2,604                     8.83           7/2/07

Sohail  Malad                2,604                     8.83           7/2/07


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company's Plans (defined below).

     Messrs. Karcinell, Rhein, and Coogan served on the Compensation Committee during 2007. with Mr. Rhein serving as Chairman. Beginning in 2008, the Compensation Committee will be comprised of Messrs. Gruder, Malad and Karcinell.



     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 4, 2008, certain information with respect to persons known by the Company to be the beneficial owners of more than 5% of the Common Stock.


                                                      Beneficial Ownership
                                                        of Common Stock

                                                  Number of     Percentage of
                                                   Shares         Class
                                                 ----------    --------------
Name and Address
----------------
Al Frank Asset Management, Inc. (1)                593,152          12.6%
32392 Coast Highway
Laguna Beach, CA 32651

Elkhorn Partners Limited Partnership (2)           430,959           9.1%
222 Skyline Drive
Elkhorn, NR 68022

Oppenheimer Funds, Inc. (3)                        303,900           6.4%
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY 10281

Chadwick Capital Management, LLC (4)               411,044           8.7%
4510 Executive Drive, Suite 200
San Diego, CA 92121


(1) Based on a Statement on Schedule 13G filed by Al Frank Asset Management, Inc. with the SEC on February 13, 2008.

(2) Based on Amendment 2 to Schedule 13D filed by Elkhorn Partners Limited Partnership with the SEC on August 16, 2006.

(3) Based on a Statement on Schedule 13G filed by Oppenheimer Funds, Inc. with the SEC on February 5, 2008.

(4) Based on Amendment 1 to Schedule 13D filed by Chadwick Capital Management, LLC with the SEC on June 5, 2007. Chadwick Capital Management, LLC is an affiliate of Monarch Activist Partners LP.


OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of April 4, 2008, information concerning the beneficial ownership of Common Stock by each director, each of the executive officers named in this proxy statement and all current directors and executive officers as a group. Under rules of the SEC, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Each person reflected in the table below has both sole voting and investment power with respect to the shares included in the table, except as described in the footnotes below.



                                                                      Shares Subject to                    Percent
                                          Number of Shares Owned        Exercisable                           of
Name of Beneficial Owner                  Directly or Indirectly          Options               Total       Class
----------------------------------------  ---------------------     ---------------------      -------     -------

Dennis Sunshine, President
  and Chief Executive Officer (1) (2)                227,500              132,813              360,313      7.4%

Bruce Reissman, Executive Vice
  President, Chief Operating Officer (2)             349,538              129,063               478,601     9.9%

Mitchell Binder, Executive Vice
  President, Chief Financial Officer (2)             101,768              232,695               334,463     6.8%

Mark Tublisky, Secretary                                 100                8,438                 8,538       *

David Goldman, Treasurer                                 -                  3,000                 3,000       *

Richard Hetherington, President,
  Chief Operating Officer, Tulip
  Development Laboratory, Inc. (3)                    122,647                 -                 122,647     2.6%

Kenneth Ice, President,
  Chief Operating Officer
 Integrated Combat Systems                             95,746                 -                  95,746     2.0%

Robert Mitzman, Director                                 -                  2,604                 2,604       *

Lee Feinberg, Director                                   -                  7,604                 7,604       *

Bernard Karcinell, Director                              -                  9,164                 9,164       *

Sohail Malad, Director(4)                                -                  2,604                 2,604       *

Fredric Gruder, Director                                 -                  2,604                 2,604       *

All officers and directors
  as a group (12 persons)                             897,299             530,589             1,427,888     27.2%
----------------------------------------


 *   Less than one percent

(1)     Includes 132,187 shares held by Mr. Sunshine's wife Francine Sunshine.
(2)     Includes 93,750 restricted shares subject to forfeiture.
(3)     Includes 78,845 shares held by Mr. Hetherington's wife.
(4) Does not include 411,044 shares held by Chadwick Capital Management, LLC of which he is a principal.

                                   PROPOSAL 2

                            INDEPENDENT ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board, upon the recommendation of the Audit Committee, has appointed McGladrey & Pullen, LLP ("M&P") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2008.

     In October 2007, certain partners of Goldstein Golub Kessler LLP (GGK) became partners of M&P. As a consequence, GGK resigned as our auditors December 11, 2007 and M&P was appointed as the Company's new independent registered public accounting firm for the year ended December 31, 2007.

     GGK had a continuing relationship with RSM McGladrey, Inc. ("RSM") from which it leased auditing staff who are full-time, permanent employees of RSM and through which its partners provided non-audit services. GGK has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Representatives of M&P are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

AUDIT  FEES  AND  AUDIT  RELATED  FEES

     In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by M&P and GGK for the Company in its fiscal years ended December 31, 2007 and 2006, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed by the Company's independent auditors for each of the last two fiscal years are as follows:
                                       December 31, 2006       December 31, 2007
                                       -----------------        ----------------

Audit  fees- McGladrey & Pullen, LLP       $     0           $     145,000

Audit  fees-Goldstein  Golub  Kessler LLP  $  177,000        $      46,000

Audit related fees-McGladrey & Pullen, LLP $     0           $      64,000

Tax  fees                                  $   32,000        $      29,000

All other fees-Goldstein Golub Kessler LLP $   13,000        $      32,000

Audit-related fees were for audit and due diligence work related to the acquisition of Integrated Consulting Services, Inc. ("ICS") for the year December 31, 2007.


AUDIT COMMITTEE PRE-APPROVAL POLICY

     M&P and GGK have been retained to audit the consolidated financial statements for the years ended December 31, 2007 and 2006, in addition, M&P and GGK were retained to provide other auditing and advisory services in the 2007 and 2006 fiscal years. M&P and GGK have to maintain objectivity and independence in their audit of the financial statements. To minimize relationships that could appear to impair the objectivity of M&P and GGK, the Audit Committee has restricted the non-audit services that M&P and GGK and its aligned company may provide to primarily tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from M&P and GGK and/or its aligned company only when the services offered by M&P and GGK and its aligned company are more effective or economical than services available from other service providers.

     The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by M&P and GGK or any other accounting firms. Specifically, the audit committee has pre-approved the use of M&P and GGK and its aligned company for specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that are requested of M&P and GGK. In each case, the Audit Committee has also set a specific annual limit on the amount of such services which we would obtain from M&P and GGK, and has required management to report the specific engagements to the Committee on a quarterly basis and to obtain specific pre-approval from the Audit Committee for all engagements.

     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE COMPANY'S BEST INTEREST AND RECOMMENDS A VOTE "FOR" SUCH RATIFICATION.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless such person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with such person's name, address, the number of shares held by such person and the dates upon which such person acquired such shares with documentary support for a claim of beneficial ownership and a statement that such person intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of such person's intention to appear personally at the meeting or by a qualified representative under Delaware law to present such person's proposal for action, and (d) submits such person's proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 21, 2009. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company's ordinary business operations.

                   DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788, or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request which should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.




                                 OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.

                   ORBIT  INTERNATIONAL  CORP.
       ANNUAL  MEETING  OF  STOCKHOLDERS  -  JUNE  18,  2008
     THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corp. (the "Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his/her/its true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Wednesday, June 18, 2008, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSAL 2.


     (Continued  and  to  be  signed  and  dated  on  the  other  side)

X  Please  mark
your  votes
as  this
example


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1. Election  of  Directors    FOR  All nominees              WITHHOLD AUTHORITY
                              listed  (except  as  marked     to  vote  for  all
                              to  the  contrary,  see         nominees  listed
                              instruction  below)             at  left


Dennis  Sunshine,  Bruce  Reissman,
Mitchell  Binder,  Robert  Mitzman,
Bernard  Karcinell,  Lee  Feinberg
Sohail  Malad  and  Fredric  Gruder


     INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2

2.  Proposal  to  ratify  McGladrey  &  Pullen,  LLP as  independent  auditors.

                     For             Against               Abstain





3. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.


Dated     ,  2008

Signature(s)

Signature(s)

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.